UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQM Midstream Partners, LP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D14920-S01764 For Against Abstain ! ! ! EQM MIDSTREAM PARTNERS, LP EQM MIDSTREAM PARTNERS, LP ATTN: CORPORATE SECRETARY 2200 ENERGY DRIVE CANONSBURG, PA 15317 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/EQM2020 You may participate in the meeting via the Internet and vote electronically during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1. To approve the Agreement and Plan of Merger, dated as of Februrary 26, 2020, by and among Equitrans Midstream Corporation (ETRN), EQM LP Corporation, LS Merger Sub, LLC (Merger Sub), EQM Midstream Partners, LP (EQM), and EQGP Services, LLC, pursuant to which Merger Sub will merge with and into EQM with EQM surviving as a wholly owned subsidiary of ETRN. The Board of Directors (the Board) and the Conflicts Committee of the Board each recommend you vote FOR the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address changes and/or comments, please check this box and write them on the back where indicated. !

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) D14921-S01764 EQM MIDSTREAM PARTNERS, LP Proxy for Special Meeting of Limited Partners to be held June 15, 2020 Solicited on Behalf of the Board of Directors of EQGP Services, LLC The undersigned hereby appoints Tobin M. Nelson and Nathaniel D. DeRose, and each of them, with full power of substitution and power to act alone, as proxies to vote all of the limited partner interests of EQM Midstream Partners, LP which the undersigned would be entitled to vote if electronically present and acting at the Special Meeting of Limited Partners of EQM MIDSTREAM PARTNERS, LP (the Special Meeting), to be held June 15, 2020 at 9:30 a.m. Eastern Time, via live webcast at www.virtualshareholdermeeting.com/EQM2020, and at any adjournments or postponements thereof. In their discretion, the proxies are authorized, in accordance with their best judgment, to vote upon such other business as may properly come before the Special Meeting or any adjournments thereof. This proxy when properly executed will be voted as directed herein by the undersigned limited partner. If no direction is made, the proxies will vote in accordance with the recommendations of the Board of Directors of EQGP Services, LLC on all matters listed on this proxy card. (Continued and to be signed on the reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.